Settlement Expenses	12 Months Ended
Dec. 31, 2025
Settlement Expenses.
Settlement Expenses

14. Settlement Expenses

In July 2019, in connection with certain funds managed (“Camsing Credit Funds” or “Camsing Products”) by Shanghai Ziming Private Fund Management Co., Ltd. (“Shanghai Gopher”, formerly known as Shanghai Gopher Asset Management Co., Ltd.), a consolidated affiliated subsidiary of the Company, it is suspected that fraud had been committed by third parties related to the underlying investments (the “Camsing Incident”). A total of 818 investors were affected, and the outstanding amount of the investments that is potentially subject to repayment upon default amounted to RMB3.4 billion.

Settlement Plan

To preserve the Group’s goodwill with affected investors, it voluntarily made an ex-gratia settlement offer (the “Settlement Plan”) to affected investors. An affected client accepting the offer shall receive RSUs, which upon vesting will become ordinary shares of the Company, and in return forgo all outstanding legal rights associated with the investment in the Camsing Credit Funds and irrevocably release the Company and all its affiliated entities and individuals from any and all claims immediately, known or unknown, that relate to the Camsing Credit Funds.

On August 24, 2020, the Settlement Plan was approved by the Board of Directors of the Company that a total number of new ordinary shares not exceeding 1.6% of the share capital of the Company has been authorized to be issued each year for a consecutive ten years for the Settlement Plan.

The Group evaluated and concluded the financial instruments to be issued under the Settlement Plan meet equity classification under ASC 815-40-25-10. Therefore, such instruments were initially measured at fair value and recognized as part of additional-paid-in-capital.

As of December 31, 2020, the Group had no new settlement plan for the remaining unsettled investors, but would not preclude to reaching settlements in the future with similar terms and therefore estimated the probable amount of future settlement taking into consideration of possible forms of settlement and estimated acceptable level, and had recorded it as a contingent liability of US$81.3 million (RMB530.4 million).

During the years ended December 31, 2024 and 2025, the Group remained open to settling with the affected clients, and voluntarily reoffered the Settlement Plan to the remaining unsettled investors with terms substantially unchanged. For the years ended December 31, 2024 and 2025, additional 7 and 1 investors accepted the Settlement Plan, respectively, and the Company recorded reversal of settlement expenses in the amount of RMB12,454 and RMB956 based on the difference between the fair value of the RSUs to be issued at each settlement date and the corresponding contingent liability accrued for these investors.

As of December 31, 2025, 603 out of the total 818 investors (approximately 73.7%) had accepted settlements under the plan, representing RMB2.6 billion (approximately 76.5%) out of the total outstanding investments of RMB3.4 billion under the Camsing Products.